`UNITED STATES

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EPIPHANY FUNDS TRUST

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EPIPHANY FUNDS TRUST

Epiphany FFV Small Cap Fund

106 Decker Court, Suite 226

Irving, Texas 75062

1-877-334-1283

June 8, 2012

Dear Investor:

I am writing to inform you of the upcoming reorganization and merger of the Epiphany FFV Small Cap Fund, a series of Epiphany Funds Trust, on June 22, 2012, into the Epiphany FFV Fund, also a series of Epiphany Funds Trust. The Board of Trustees and a majority of the Fund’s shareholders pursuant to written consent have approved the reorganization. After the reorganization, you will become a shareholder of the Epiphany FFV Fund.  We believe the reorganization and merger is in the best interests of the Epiphany FFV Small Cap Fund and you, as a shareholder.

As provided in an Agreement and Plan of Reorganization, the Epiphany FFV Small Cap Fund will transfer all of its assets to the Epiphany FFV Fund in exchange solely for shares of the Epiphany FFV Small Cap Fund and the assumption of its stated liabilities. It is contemplated that each shareholder will receive for his or her Epiphany FFV Small Cap Fund shares a number of shares (or fractions thereof) of the Epiphany FFV Fund equal in value to the aggregate net asset value of the shareholder’s shares in the Epiphany FFV Small Cap Fund as of the date of the reorganization.

No separate vote of the shareholders will be taken with respect to the matters described in this Information Statement.  THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND THE TRUST A PROXY.  Details of the upcoming reorganization and merger are set forth in the enclosed Information Statement. The Board of Trustees of Epiphany Funds Trust, including myself, believes this reorganization offers you the opportunity to pursue your goals in a larger fund with the same FFV Scorecard® screening standards and a solid performance history.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 877-334-1283.

Blessings,

Samuel J. Saladino, III.
President

EPIPHANY FUNDS TRUST

Epiphany FFV Small Cap Fund

June 8, 2012

Principal Executive Office:

106 Decker Court, Suite 226

Irving, Texas 75062

INFORMATION STATEMENT

This Information Statement is being furnished to you by the Board of Trustees of Epiphany Funds Trust (“Epiphany Funds” or the “Trust”) because you are a shareholder of the Epiphany FFV Small Cap Fund (the “Small Cap Fund” or “Acquired Fund”).  The Board of Trustees has approved a reorganization of the Small Cap Fund into the Epiphany FFV Fund, also a series of Epiphany Funds Trust. After the reorganization, you will become a shareholder of the Epiphany FFV Fund.  The investment adviser for the Funds believes this reorganization offers you the opportunity to pursue your goals in a larger fund with a strong performance history. The Trustees have approved the reorganization and believe the reorganization is in the best interests of Epiphany FFV Small Cap Fund and you, as a shareholder.

As provided in an Agreement and Plan of Reorganization approved by the Trust’s Board of the Trustees and a majority of the Fund’s shareholders pursuant to written consent, the Small Cap Fund will transfer all of its assets to the Epiphany FFV Fund (the “FFV Fund” or the “Acquiring Fund”; together with the Acquired Fund, the “Funds”), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities, as described in this Information Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Acquired Fund will be distributed to its shareholders, with the shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Acquired Fund shares held prior to the Reorganization. It is contemplated that the shareholder will receive for his or her Acquired Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s shares in the Acquired Fund as of the date of the Reorganization.

No separate vote of the shareholders of the Small Cap Fund will be taken with respect to the matters described in this Information Statement. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND THE TRUST A PROXY.

This Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Small Cap Fund shareholders should know. This Information Statement is being mailed on or about June 8, 2012 to the Small Cap Fund’s shareholders of record as of the close of business on June 5, 2012 (the “Record Date”).

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Small Cap Fund

Exhibit A: Form of Agreement and Plan of Reorganization A-1

Exhibit B. Summary Prospectus for Epiphany FFV Fund B-1

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE

TRANSFER OF ALL OF THE EPIPHANY FFV SMALL CAP FUND’S

ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Information Statement, the combined Prospectus of the Acquiring Fund and the Small Cap Fund dated March 1, 2012 and the Agreement and Plan of Reorganization (the “Plan”) a form of which is attached to this Information Statement as Exhibit A.

Transaction. The Epiphany Funds Trust’s Board of Trustees, including the majority of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, approved the Plan at a Special Meeting held on May 8, 2012. The Plan provides that on the Closing Date of the Reorganization the Acquired Fund will assign, transfer and convey to the Acquiring Fund all of its assets, including all securities and cash, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund’s net assets, and the Acquiring Fund will assume the Acquired Fund’s stated liabilities. The Acquired Fund will distribute all Acquiring Fund shares received by it among its shareholders so that the holder of shares of the Acquired Fund will receive a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the date of the Reorganization. Thereafter, the Small Cap Fund will cease operations and will be dissolved under Ohio law.  The Plan has been approved by a majority of the shareholders of the Small Cap Fund by written consent and no separate vote of the shareholders of the Small Cap Fund will be taken with respect to these matters described in this information statement.  THE TRUST IS NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND THE TRUST A PROXY.

As a result of the Reorganization, the Acquired Fund shareholder will cease to be a shareholder of the Small Cap Fund, and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust’s Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Small Cap Fund and its shareholders, and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Small Cap Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Small Cap Fund, the Small Cap Fund’s shareholders, or the Acquiring Fund as a direct result of the Reorganization. Certain tax attributes of the Acquired Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carry-forwards (if any); however, the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carry-forwards will be subject to limitations. See “Information about the Reorganization – Federal Income Tax Consequences,” “Capital Loss Carry-forwards” and “Sale of Portfolio Securities.”

Comparison of the Funds. The following discussion is primarily a summary of certain parts of the combined Prospectus of the Funds. Information contained in this Information Statement is qualified by the more complete information set forth in such Prospectus, which is incorporated herein by reference. A copy of the summary prospectus for the Acquiring Fund is attached hereto as Exhibit B.

Goal and Approach. The investment objective of both of the funds involved in the Reorganization is long term capital growth. Both Funds seeks to achieve its investment objective with similar investment management policies and strategies.

The Epiphany FFV Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser").  FFV refers to Faith and Family Values and represents the underlying theme of the social screening. The starting universe used to select equity securities is the largest 1000 stocks, based on market capitalization, listed on domestic U.S. securities markets.  While the FFV Fund selects stocks from the 1000 largest companies, the FFV Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).  The FFV Scorecard is then applied to the eligible securities.  Application of the FFV Scorecard is based on information known about the company by the Adviser or gleaned from third parties that compile and publish such data.  The screening criteria are reviewed from time to time by the Adviser’s Advisory Board. The FFV Scorecard is based on the moral and social justice teachings of the Catholic Church.  According to the FFV Scorecard, companies will generally be excluded from the FFV Fund that are known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses,  employee health or safety or environmental violations;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

From these eligible securities, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio.  The portfolio holdings are equally weighted and rebalanced quarterly.  The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the FFV Scorecard. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security.

The Epiphany FFV Small Cap Fund invests, under normal circumstances, at least 80% of its assets, in equity securities of small cap companies.  The portfolio manager uses behavioral finance to seek to avoid behavioral biases that may befall other managers.  The starting universe from which equity securities are selected is the Russell 2000 Value Index. The Small Cap Fund focuses stock selection on small-cap companies (defined as those companies with market capitalizations between $130 million and $2 billion).  From these eligible securities, the portfolio manager uses a disciplined, risk controlled investment process to select approximately 25 to 50 securities for the Small Cap Fund's portfolio that are consistent with the Small Cap Fund’s investment objective.  The investment process is a sector-neutral relative-value approach.  The Small Cap Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.

The Small Cap Fund’s portfolio is intended to resemble the broad small cap market, add value through above market returns through superior stock selection, yet exhibit lower volatility than the small cap market.  Individual securities in the Small Cap Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

All companies selected for investment must pass the FFV Scorecard.  The overall theme of the FFV Scorecard is Faith and Family Values which are based on the moral and social justice teachings of the Catholic Church. According to the FFV Scorecard, companies will generally be excluded from the Small Cap Fund that:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses,  employee health or safety or environmental violations;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

Eligible companies that are not excluded based on one of these factors will be further evaluated using an assessment of their record on human rights, environment and corporate governance both positive and negative as part of the investment process.  Generally, the FFV Scorecard is designed to measure a company’s impact on people, their communities, and the market.

For more information on the Small Cap Fund’s or the Acquiring Fund’s investment management policies, see “Principal Investment Strategies of the Fund” in the Funds’ combined Prospectus and “Additional Information About Fund Investments” in the Funds’ combined Statement of Additional Information.

The Trust is a business trust organized under the laws of the State of Ohio. The Funds are both series of the Trust, so there are no organizational differences between the Funds.

Investment Risks. The principal risks associated with an investment in the Small Cap Fund and the Acquiring Fund are similar. An investment in either of the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could reduce the Small Cap Fund’s or the Acquiring Fund’s share price and a chart indicating which risks are applicable to each of the Funds:

ETF and Other Investment Company Risk.  The Funds may invest in ETFs and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet the Funds’ investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity

REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk.  Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Small Cap Risk.  Small cap companies can be especially sensitive to changing economic conditions as they do not have the resources or the operating track-record of larger companies.  Stocks of small cap companies may trade less frequently and in more limited volume than those of more mature companies, which may result in higher transaction costs.  Small cap companies may also lack the managerial, financial or other resources necessary to implement their business Plan or succeed in the face of competition or in times of economic recession.

Sector Risk.  The Fund’s portfolio may be over-weighted in certain sectors; such technology, consumer cyclical or energy therefore any negative development affecting those sectors will have a greater impact on the Fund.

Risk	Epiphany FFV Small Cap Fund	Epiphany FFV Fund
Stock Market Risk	X	X
Small Cap Risk	X	X
Mid-Cap Risk		X
Moral Investing Risk	X	X
Exchange Traded Funds and Other Investment Company Risk	X	X
Investment Style Risk	X	X
REIT Risk	X	X
Sector Risk	X
Turnover Risk	X	X
Security Risk	X	X

For a more complete description of investment risks, see “Principal Risks of Investing in the Fund” in the Funds’ combined Prospectus and “Additional Information About Fund Investments” in the Funds’ combined Statement of Additional Information.

Fees and Expenses. Under the terms of the investment management agreement between the Trust and the Adviser (the “Management Agreements”), the Adviser manages the Funds’ investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest, expenses that the Fund is authorized to pay pursuant to Rule 12b-1 and extraordinary expenses. As compensation for its management services and agreement to pay the Funds’ expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

The fees and expenses set forth in the table below for the Funds are based on each Fund’s fiscal year ended October 31, 2011.  The “Pro Forma Combined” expenses are based on the current fees and expenses of the Funds.  Annual fund operating expenses for the Funds are paid out of each Fund’s respective assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Epiphany FFV Fund (“FFV”) and Epiphany FFV Small Cap Fund (“Small Cap”) Annual Fund Operating Expenses (expenses deducted from Fund assets):

	FFV Class A	FFV Class C	FFV Class N	Small Cap Class A	Small Cap Class C	Small Cap Class N	Small Cap Class I(2)	Pro Forma Combined Class A	Pro Forma Combined Class C	Pro Forma Combined Class N
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.25%	0.25%	1.00%	0.25%	0.00%	0.25%	1.00%	0.25%
Other Expenses	2.24%	2.07%	2.16%	6.78%	7.18%	6.59%	6.59%	1.24%	1.24%	1.24%
Total Annual Fund Operating Expenses	3.24%	3.82%	3.16%	7.78%	8.93%	7.59%	7.34%	2.24%	2.99%	2.24%
Fee Waiver and/or Expense Reimbursement (1)	(1.74)%	(1.57)%	(1.66)%	(6.28)%	(6.68)%	(6.09)%	(6.09)%	(0.74)%	(0.74)%	(0.74)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%	2.25%	1.50%	1.50%	2.25%	1.50%	1.25%	1.50%	2.25%	1.50%

1.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses, to 1.75% of the average daily net assets for Class A and Class N shares and 2.50% of the average daily net assets of Class C shares through February 28, 2013.  The Adviser has further agreed to reduce the waiver to 1.50% of the average daily net assets for Class A and Class N shares and 2.25% of the average daily net assets of Class C shares for the one year period March 1, 2012 through February 28, 2013. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days notice to shareholders.

2.

There are currently no Class I shares outstanding.

Example

The Examples below are intended to help you compare the cost of investing in the Funds. The “Pro Forma Combined” Example shows the Reorganization of the Acquired Fund into the Epiphany FFV Fund. The Example assumes that you invest $10,000 in the Acquired Fund for the time periods indicated. The Example also assumes that your investment has a 5% return the year and that the Acquired Fund’s operating expenses remain the same. The Examples are based on the operating expenses of the Acquired Funds, as of the fiscal year ended October 31, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Epiphany FFV Fund – Class A	$645	$1,293	$1,965	$3,750
Epiphany FFV Fund – Class C	$328	$1,022	$1,836	$3,954
Epiphany FFV Fund N Shares	$153	$819	$1,510	$3,352
Epiphany FFV Small Cap Fund – Class A	$645	$2,133	$3,539	$6,726
Epiphany FFV Small Cap Fund – Class C	$328	$1,992	$3,620	$7,161
Epiphany FFV Small Cap Fund – Class N	$645	$2,133	$3,539	$6,726
Epiphany FFV Small Cap Fund – Class I	$127	$1,615	$3,034	$6,300
Pro Forma Combined – Class A	$645	$1,098	$1,576	$2,891
Pro Forma Combined – Class C	$328	$855	$1,507	$3,256
Pro Forma Combined – Class N	$153	$629	$1,132	$2,517

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Small Cap Fund. The table for each Fund shows the average annual total returns of the respective Fund’s shares over time. Of course, past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.epiphanyfunds.com.   See “Reasons for the Reorganization” below for a discussion of the more recent performance considered by the Board in their approval of the Reorganization.

Epiphany FFV Fund

Class A Shares

During the period shown in the bar chart, the highest return for a quarter was 16.94% (quarter ended June 30, 2009) and the lowest return for a quarter was (16.20)% (quarter ended September 30, 2011). Return for the quarter ending December 31, 2011 was 10.23%.

Return for Class C shares for the quarter ending December 31, 2009 was 27.06%, for the quarter ending December 31, 2010 was 12.38%, and for the quarter ending December 31, 2011 was 9.99%.

Average Annual Total Returns (for the period ended December 31, 2011)

Class A Shares	One Year	Since Inception (3/19/2008)
Epiphany FFV Return Before Taxes	(5.49)%	0.66%
Return After Taxes On Distributions	(5.74)%	0.40%
Return After Taxes On Distributions And Sale Of Fund Shares	(3.57)%	0.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	1.38%

Class N Shares

During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 2009) and the lowest return for a quarter was (22.41)% (quarter ended December 31, 2008).  Return for the quarter ending December 31, 2011 was 10.18%.

Average Annual Total Returns (for the period ended December 31, 2011)

Class N Shares	One Year	Since Inception (1/8/2007)
Epiphany FFV Return Before Taxes	(0.52)%	(0.69)%
Return After Taxes On Distributions	(0.79)%	(1.04)%
Return After Taxes On Distributions And Sale Of Fund Shares	(0.34)%	(0.79)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.18)%

Epiphany FFV Small Cap Fund

Class A Shares

During the period shown in the bar chart, the highest return for a quarter was 14.96% (quarter ended  December 31, 2011) and the lowest return for a quarter was (21.34)% (quarter ended  September 30, 2011).

Return for Class A shares for the quarter ending December 31, 2011 was 14.96%.  Return for Class C shares for the quarter ending December 31, 2011 was 14.73%.

Class A Shares	One Year	Since Inception (7/28/2010)
Epiphany FFV Small Cap Fund Return Before Taxes	(5.50)%	7.96%
Return After Taxes On Distributions	(6.98)%	6.68%
Return After Taxes On Distributions And Sale Of Fund Shares	(3.19)%	6.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(2.51)%	11.82%

Class N Shares

During the period shown in the bar chart, the highest return for a quarter was 14.95% (quarter ended  December 31, 2011) and the lowest return for a quarter was (21.33)% (quarter ended  September 30, 2011).  Return for the quarter ending December 31, 2011 was 14.95%.

Average Annual Total Returns (for the period ended December 31, 2011)

Class N Shares	One Year	Since Inception (3/1/2010)
Epiphany FFV Small Cap Fund Return Before Taxes	(0.54)%	11.96%
Return After Taxes On Distributions	(2.11)%	10.91%
Return After Taxes On Distributions And Sale Of Fund Shares	0.05%	9.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(2.51)%	10.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for one class and after tax returns for other classes will vary.

Investment Adviser. Trinity Fiduciary Partners LLC, 106 Decker Court, Suite 226, Irving, Texas 75062 (the “Adviser”) serves as investment adviser to the Funds.  In this capacity, the Adviser is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios and managing the Funds’ business affairs. As of April 30, 2012, the Adviser had over $43.5 million of assets under management with services extending to a wide range of clients, including businesses, individuals and trusts. The Adviser solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products.

Board Members. Since both Funds are series of the same Trust, the operation of both of the Funds is overseen by the same Board members. The Board is comprised of four members, only one of whom is an “interested person” (as defined in the 1940 Act) of the Trust or any of the Funds.  The remaining three Trustees are not “interested persons” of the Trust or any of the Funds. (“Independent Board Members”).

The Adviser manages both of the Funds’ portfolios with individuals who are responsible for the investment policy, portfolio management and research for the Funds. The chart below shows the team leader and additional team member for each Fund.

Portfolio Manager	Epiphany FFV Fund	Epiphany FFV Small Cap Fund
Samuel J. Saladino, III, CFP	**	**
Duane Roberts, CFA	*

* Team Member ** Team Leader

Independent Registered Public Accounting Firm. Sanville & Company is the independent registered public accounting firm for all series of the Trust.

Capitalization. The following table sets forth, as of October 31, 2011, (1) the capitalization of the of the Fund’s shares and (2) the pro forma capitalization of the Acquiring Fund’s shares, showing the effect of the Reorganization had it occurred on such date.

	Epiphany FFV Fund	Epiphany FFV Small Cap Fund	Epiphany FFV Fund (Pro Forma Combined)
Total Net Assets	$9,182,027	$893,334	$10,075,361
Net Asset Value Per Share Class A Class C Class N	$9.77 $9.20 $9.27	$13.11 $12.39 $12.45	$9.77 $9.20 $9.27
Shares Outstanding Class A Class C Class N	55,842 6,003 928,971	4,273 1,081 66,391	60,115 7,084 995,362

*There are no outstanding Class I shares for the Small Cap Fund.

Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable.

Purchase Procedures. The purchase procedures of the Funds are the same. The minimum initial investment requirement is generally $1,000 for each Fund. The minimum additional purchase amount is $250. See “Purchase or Sale of Fund Shares” in the Funds’ combined Prospectus and “Determination of Share Price” in the Funds’ combined Statement of Additional Information for a discussion of purchase procedures.

DISTRIBUTION PLAN

The Epiphany FFV Fund and Epiphany FFV Small Cap Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan for both Funds currently permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Funds for Class A and N shares is 0.25% of its average daily net assets, for Class C shares 1.00% and for Class I shares (if any) 0.00%.

Redemption Procedures. The redemption procedures of the Funds are the same.  Acquired Fund shareholders can redeem their shares prior to the Reorganization.  You may redeem your shares on any business day. Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV. Your brokerage firm or intermediary may have an earlier cut-off time.   Shares of any of the Funds may be redeemed by mail or telephone.

You may redeem any part of your account in the Funds by mail at no charge. Your request, in proper form, should be addressed to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may redeem any part of your account in the Funds by calling the transfer agent at 1-800-320-2185. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.

If you are not certain of the redemption requirements, please call the transfer agent at 1-800-320-2185.  See “Shareholder Information – Redemption of Fund Shares” in the Funds’ combined Prospectus for a discussion of redemption procedures.  The Closing Date of the Reorganization is expected to be on or about June 22, 2012.

Shareholder Services. The shareholder services offered by the Funds are the same. The privileges you currently have on your account will transfer automatically to your account with the Acquiring Fund. See “Shareholder Information” in the Funds’ combined Prospectus for a further discussion of the shareholder services offered.

Distributions. The dividends and distributions policies of the Funds are the same. The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. The Fund intends to distribute its capital gains once a year, at year end. See “Shareholder Information – Dividends and Distributions” in the Funds’ combined Prospectus for a further discussion of the Funds’ dividend policies.

REASONS FOR THE REORGANIZATION

At a meeting of the Board of Trustees held on May 8, 2012 (the “Meeting”), the Board considered whether to approve the Reorganization. At the Meeting, the Adviser discussed its internal strategic planning process, and the fact that the planning process had resulted in a decision to reorganize and refocus the Adviser’s growth investment strategies to concentrate on a single core growth strategy. Mr. Saladino, the Adviser’s CEO, explained that the Acquired Fund and the Acquiring Fund are both basically growth funds, although there is some minor variation in the strategies of the Funds, including the focus of the Small Cap Fund on investments in small-cap companies. He indicated that the Adviser believed that the FFV Fund’s strategy was the most appropriate for a core growth strategy because it had been followed by the Adviser for a longer period of time and had demonstrated less volatility than the Small Cap strategy. Mr. Saladino explained that the Adviser was confident that the assets for both Funds could be more effectively managed under the investment mandates of the Acquiring Fund.  The Acquiring Fund is closest to the core growth strategy utilized by the Adviser for some time and that the Acquiring Fund is the larger of the Funds and has the longer performance record.  The Board approved the Reorganization for the purpose of ultimately reducing Fund operating expenses (exclusive of the Reorganization), in particular the operating expenses of the Acquired Fund, and integrating the investment strategies of the two Funds.

The Adviser discussed with the Board that the investment objectives of the Funds are the same and that the investment strategies are similar. The methodology for portfolio construction and stock valuation for both Funds is very similar and Mr. Saladino is a portfolio manager for both Funds.  Additionally, it was noted that the investment policies and restrictions for the Funds also are similar, as are the purchase and redemption procedures of the Funds. The Adviser explained that the Small Cap Fund, which began under the name Epiphany FFV Focused Fund, was originally classified as a mid-cap fund.  The investment strategy of the Small Cap Fund was changed earlier this year.  Since January 21, 2012, the Adviser has managed the Small Cap Fund as a “small cap” fund rather than a “small midcap” fund.   However, small cap holdings have typically generated more volatility in returns compared to the Acquiring Fund.  Further, performance measures and market data are less readily available for small cap companies.

The Adviser also indicated to the Board that, due to the waivers of fees and expenses, there is no difference in the expense structures for the Funds and that the Acquiring Fund would maintain its current expense structure. The Adviser noted that the Small Cap Fund would have higher total operating expenses, if not for the expense limitation.  As shown earlier in the chart of Annual Fund Operating Expenses, other expenses for the Small Cap Fund range from 6.59% to 7.18% based on each class of shares, as compared to other expenses for the Acquiring Fund that range from 2.07% to 2.24% based on each class of shares.  The Board was reminded that the Adviser pays the operating expenses of the Funds from its management fees, so any economies of scale realized by the Reorganization would inure to the benefit of the Adviser, but the Independent Trustees noted that having a larger fund in terms of overall assets could benefit the Acquiring Fund’s shareholders through broader diversification and possible lower brokerage expenses due to the overall size of the reorganized Fund.

Mr. Saladino then discussed the performance records of the Acquiring Fund and the Acquired Fund. It was noted with respect to the performance information as of December 31, 2011, that the Acquiring Fund had slightly underperformed the Acquired Fund in calendar year 2011, however only by less than 0.02%.  The Acquired Fund had also outperformed the Acquiring Fund for the period since the Small Cap Fund’s  inception.  However, the Adviser stated that the Acquiring Fund has a longer track record than the Acquired Funds and has a Morningstar rating, which the Acquired Fund does not. The Adviser added that the Acquired Fund also has potential for greater volatility that the Acquiring Fund due to its concentration on small cap companies.

The Board also considered whether the Reorganization would result in the dilution of shareholders’ interests. The Adviser explained that the shareholders of the Acquired Fund would receive shares of the Acquiring Fund in a pro rata amount, based upon the value of those shares, to the amount of shares they held in the Acquired Fund prior to the Closing Date.

It was next explained to the Board that an additional requirement under the Plan was that the Reorganization qualify as tax free Reorganization under the Internal Revenue Code that as a result, no shareholder of the Acquiring Fund or the Acquired Fund would incur any tax liability as a result of the Reorganization. The Board next discussed the costs of the proposed Reorganization, and what impact, if any, those costs would have on shareholders. The Adviser reported that the estimated legal expenses associated with the Reorganization were $20,000.  The Board then discussed the costs of reorganization and impact on the shareholders.

Based on their deliberations and information provided, as summarized above, the Board determined that there would be no dilution of the shareholders’ interest in either the Acquiring Fund or the Acquired Fund.

In approving the Reorganization, the Trustees considered a number of additional factors, including, but not limited to the following:

•

Management fees and the expense ratio for Epiphany FFV Fund, both before and after expense limitations, are significantly lower than those for Epiphany FFV Small Cap Fund;

•

Both Funds apply the same FFV Scorecard screening criteria;

•       Epiphany FFV Small Cap Fund has not shown favorable prospects for growth through new sales and the sub-adviser retained on December 29, 2011 with the expectation it could grow the Fund resigned in March; and

•        Epiphany FFV has experienced both positive net new cash flows and asset trends over the 2006 to 2012 time period.

In addition, the Trustees considered a number of additional factors, including, but not limited to the following:

1.

The capabilities, investment experience, and resources of the Adviser;

2.

The current size and potential continued and sustained growth of Epiphany FFV Small Cap Fund compared to that of Epiphany FFV;

3.

The compatibility of the investment objective, investment policy and risks of Epiphany FFV with those of Epiphany FFV Small Cap Fund;

4.

The ability to maintain the same Sustainable and Responsible Investment (“SRI”) criteria;

5.

The expenses and advisory fees applicable to Epiphany FFV Small Cap Fund and Epiphany FFV before the Reorganization, and resulting lower expense ratios for shareholders in Epiphany FFV after the Reorganization, compared to those of Epiphany FFV Small Cap Fund;

6.

Economies of scale which may potentially be realized as a result of the Reorganization;

7.

The service features available to shareholders of both Funds;

8.

The terms and conditions of the Agreement and Plan of Reorganization;

9.

Whether the Reorganization would result in dilution of the interests of current Epiphany FFV Small Cap Fund or FFV Fund shareholders;

10.

The tax-free nature of the Reorganization for federal income tax purposes;

11.

The fact that Epiphany FFV will assume all known liabilities of Epiphany FFV Small Cap Fund; and

12.

The costs estimated to be incurred to complete the Reorganization.

The Board concluded that the Reorganization is in the best interests of the Small Cap Fund and its shareholders. In reaching this conclusion, the Board of Trustees considered that (i) the Funds both seek long term capital growth as their investment objective, (ii) the Funds both have the same management fee, (iii) the Funds follow the same investment screening criteria, (iv) the Epiphany FFV enjoys economies of scale and has much lower operating expenses, (v) the Epiphany FFV Fund is larger in terms of assets and has a longer performance history, (vi) the Epiphany FFV Fund has achieved a Morningstar rating, (vii) that the mergers of the Funds will allow for the more efficient management of the Funds’ assets, and (viii) that the Reorganization would not dilute Fund shareholders’ interests.  Following this discussion and a further review of the materials and the terms of the Agreement and Plan of Reorganization, the Trustees, including a majority of the Independent Trustees, approved the proposed Plan and Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Small Cap Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Small Cap Fund’s stated liabilities on or about June 22, 2012 or such other date as may be agreed upon by the parties (the “Closing Date”).  The Closing Date is scheduled for June 22, 2012.  The Plan has been approved by the Board of Trustees and the shareholders of the Small Cap Fund by written consent of a majority of the Small Cap Fund’s shareholders.  The number of shares of the Acquiring Fund to be issued to the Small Cap Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to shares of the Small Cap Fund and the Acquiring Fund, computed as of 5:00 p.m., Central time, on the Closing Date. Portfolio securities of the Small Cap Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Small Cap Fund and are described under the caption “Shareholder Information” in the Funds’ combined Prospectus.

On or before the Closing Date, the Acquired Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Acquired Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carry-forwards). Any such distributions will be taxable to the Acquired Fund’s shareholders.

As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholder, the account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Acquired Fund will cease operations and will be dissolved under Ohio law.

Under applicable legal and regulatory requirements, none of the Acquired Fund’s shareholders will be entitled to exercise objecting shareholder’s appraisal rights (i.e., to demand the fair value of the shareholder’s shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Small Cap Fund shareholder may redeem his or her Small Cap Fund shares prior to the Reorganization without the imposition of any charges or fees. Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Board. The Plan also may be amended prior to the Reorganization by the Board. The Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $20,000.00, which will be borne by the Funds. The Funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences. The exchange of Acquired Fund assets for Acquiring Fund shares, the Acquiring Fund’s assumption of the Acquired Fund’s stated liabilities, and the Acquired Fund’s distribution of those shares to its shareholders are intended to qualify for federal income tax purposes as tax-free Reorganization under Section 368(a) of the Code.

As a condition to the closing of the Reorganization, the Funds will receive an opinion of Thompson Coburn LLP, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities, followed by the distribution by the Acquired Fund of those Acquiring Fund shares pro rata to its shareholders in complete liquidation of the Acquired Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the of the Funds will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of an Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s stated liabilities or upon the distribution of those Acquiring Fund shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by the Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by the Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Acquired Fund shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of the Acquired Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the applicable Acquired Fund immediately prior to the Reorganization, and the holding period of the Acquired Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund

(except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating the Acquired Fund asset’s holding period).

The Funds have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Small Cap Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Small Cap Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carry-Forwards. As of the Small Cap Fund’s fiscal year ended October 31, 2011, the Fund had did not have any unused capital loss carry-forwards.

Sale of Portfolio Securities. As the Funds have the same investment objective and substantially similar investment management policies, there is no current expectation that the Fund’s portfolio securities will be sold in connection with the Reorganization. However, because the Small Cap Fund holds securities of small-cap companies, the portfolio managers of the combined FFV Fund may sell some of the small-cap company securities to keep the Acquiring Fund’s portfolio consistent with its investment strategy. In addition, some shares may be sold to rebalance and reallocate the Acquiring Fund’s portfolio. The Funds may buy and sell securities in the normal course of their operations prior to the Closing, the transaction costs for which would be borne by the respective Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the Funds is incorporated by reference into this Information Statement from the Fund’s Prospectus, forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 333-138045).

The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.epiphanyfunds.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares. To the knowledge of the Funds the following table shows the persons owning as of the Record date, either of record or beneficially, 5% or more of the outstanding shares of the Fund, and the percentage of the combined Funds’ shares to be owned by these persons if the Reorganization had been consummated as of that date.

Epiphany FFV Small Cap Fund – Class N Shares

Name & Address

Percentage of Fund

Combined Funds

Charles Schwab & Co.

82.71%

4.96%

101 Montgomery Street

San Francisco, CA  94104-4122

Ameritrade Inc

5.62%

0.337%

PO Box 2226

Omaha, NE 68103-2226

Epiphany FFV Small Cap Fund – Class A Shares

Name & Address

Percentage of Fund

Combined Funds

Vandenberg, Gary A

5.65%

0.597%

555 Maple St

David City, NE 68632

Vandenberg, Gary A

8.31%

0.878%

555 Maple Street

David City, NE 68632

Nickolite, Jason J.

5.28%

0.557%

4044 Garfield Street

Lincoln, NE 68521

Carol Judkins

6.63%

0.701%

431 Fletcher Ave., Apt. 8

Lincoln, NE 68521

Folio Investments Inc.

6.50%

`

0.686%

8180 Greensboro Drive 8th Floor

McLean, VA 22102

American Enterprise

12.73%

1.344%

PO Box 9446

Minneapolis, MN 55474

Snyder Rebecca

9.6%

1.014%

707 2nd Ave. South

Minneapolis, MN 55402

American Enterprise INV SVCS

7.21%

0.761%

707 2nd Avenue South

Minneapolis, MN 55402

Epiphany FFV Small Cap Fund – Class C Shares

Name & Address

Percentage of Fund

Combined Funds

American Enterprise

72.97%

6.046%

PO Box 9446

Minneapolis, MN 55474

American Enterprise

27.03%

2.239%

PO Box 9446

Minneapolis, MN 55474

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund. As of June 5, 2012 all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Epiphany FFV Fund.  As of June 5, 2012 all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Epiphany FFV Small Cap Fund.

Schedule A

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund

Epiphany FFV Small Cap Fund, a separate series of the Epiphany Funds Trust (Acquired Fund)	Epiphany FFV Fund, a separate series of the Epiphany Funds Trust (Acquiring Fund)

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 8th day of May 2012, by and between Epiphany Funds Trust (“Epiphany Funds”), an Ohio business trust, with its principal place of business at 106 Decker Court, Suite 226, Irving, Texas 75062 with respect to its series, the Epiphany FFV Small Cap Fund (the “Transferring Fund”), and the Epiphany Funds Trust (“Acquiring Trust”), an Ohio business trust, with its principal place of business at 106 Decker Court, Suite 226, Irving, Texas 75062 with respect to its series, the Epiphany FFV Fund (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  This Agreement is entered into for the purpose of merging all of the assets and liabilities of Transferring Fund with and into Acquiring Fund.  To accomplish such merger and reorganization, the parties hereto shall:  (i) transfer all of the assets of the Transferring Fund in exchange for shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) cause the Acquiring Fund to assume the liabilities of the Transferring Fund; and (iii) distribute, after the Closing Date hereinafter referred to, the Acquiring Fund Shares to the shareholders of the Transferring Fund and terminate the Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Transferring Fund and Acquiring Fund are separate series of Epiphany Funds, an open-end, registered management investment company.  The Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, Epiphany Funds’ Board of Trustees has determined that the business purposes of the Agreement and the transactions contemplated herein are to attempt to ultimately reduce fund operating expenses (exclusive of any expenses related to the Reorganization itself), in particular the operating expenses of the Acquired Fund, and to integrate the investment strategies of the Transferring Fund and the Acquiring Fund.

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Epiphany Funds have determined that the Reorganization, with respect to the Transferring Fund, is in the best interests of the Transferring Fund’s shareholders and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING
FUND’S LIABILITIES AND TERMINATION OF THE TRANSFERRING FUND

1.1

THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees (i) to deliver to the Transferring Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Transferring Fund then outstanding and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2

ASSETS TO BE ACQUIRED.  The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of such Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent audited financial statements that contain a list of all of the Transferring Fund’s assets as of the date of such statements.  The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Transferring Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Transferring Fund’s portfolio securities and other investments.

1.3

LIABILITIES TO BE ASSUMED.  The Transferring Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date.  The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Transferring Fund prepared on behalf of the Transferring Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.  The Acquiring Fund shall assume all of the liabilities of the Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4

LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”):  (a) the Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to terminate as set forth in paragraph 1.9 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  The Transferring Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by the Transferring Fund Shareholder at the Effective Time on the Closing Date.

1.5

OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued simultaneously to its corresponding Transferring Fund, in an amount equal in value to the NAV of the Transferring Fund’s shares, to be distributed to shareholders of the Transferring Fund.

1.6

TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7

REPORTING RESPONSIBILITY.  Any reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated.

1.8

TERMINATION.  The Transferring Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1

VALUATION OF ASSETS.  The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Epiphany Funds’ Declaration of Trust and the Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Transferring Fund agrees, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Transferring Fund.

2.2

VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Epiphany Funds’ Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and Statement of Additional Information.

2.3

SHARES TO BE ISSUED.  The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the corresponding Transferring Fund’s shares then outstanding.  Upon the Transferring Fund’s liquidating distribution the holder of shares of the Transferring Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4

DETERMINATION OF VALUE.  All computations of value shall be made by Epiphany in accordance with its regular practice in pricing the shares and assets of the Transferring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1

CLOSING DATE AND LOCATION.  The closing (the “Closing”) will be on or about June 18, 2012 or such other date(s) as the parties may agree.  All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Central Time (the “Effective Time”) at the offices of Epiphany Funds Trust, 106 Decker Court, Suite 226, Irving, TX 75062, or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2

CUSTODIAN’S CERTIFICATE.  Huntington National Bank, as custodian for the Transferring Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

3.3

EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4

TRANSFER AGENT’S CERTIFICATE.  Gemini Fund Services, LLC, as transfer agent for the Transferring Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares owned by the Shareholder immediately prior to the Closing.  The Acquiring Fund shall cause Gemini Fund Services, LLC, its transfer agent, to also issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Epiphany Funds or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund.  At the Closing, the party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1

REPRESENTATIONS OF THE TRANSFERRING FUND.  Epiphany Funds and the Transferring Fund represent and warrant to Epiphany Funds and the Acquiring Fund as follows:

(a)

The Transferring Fund is a separate series of Epiphany Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)

The Transferring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the U.S.  Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)

The current prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Epiphany Funds’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)

The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.  The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Transferring Fund’s business or its ability to consummate the transactions contemplated herein.

(g)

The financial statements of the Transferring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.

(h)

Since the last date of its most recently completed fiscal year (if applicable), there have been no material adverse changes in the Transferring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)

At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Transferring Fund’s and Epiphany Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)

All issued and outstanding shares of the Transferring Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund.  All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4.  The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, and has no outstanding securities convertible into any of the Transferring Fund shares.

(k)

At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)

The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund.  This Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)

The information to be furnished by the Transferring Fund for use in no- action letters, applications for orders, registration statements, information statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)

From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of an action to approve this transaction by the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Transferring Fund with respect to the Transferring Fund for use in the Information Statement (as defined in paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)

The Transferring Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for all periods or portions thereof through the Effective Time.

(p)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by Epiphany Funds, for itself and on behalf of the Transferring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Transferring Fund.

(q)

To the knowledge of Epiphany Funds, there are no liabilities of the Transferring Fund, whether or not determined or determinable, other than the liabilities incurred in the ordinary course of business.

4.2

REPRESENTATIONS OF THE ACQUIRING FUND.  Epiphany Funds and the Acquiring Fund represent and warrant to Epiphany Funds and the Transferring Fund as follows:

(a)

The Acquiring Fund is a separate series of Epiphany Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)

The Acquiring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.  The Registration Statement will be effective on or before the Closing Date.

(c)

The current prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Epiphany Funds’ Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)

Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)

The financial statements of the Acquiring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Transferring Fund) fairly reflect the financial condition of the Acquiring Fund as of the date presented in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(g)

Since the date of the financial statements referenced in (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities for business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Transferring Fund.  For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)

At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and Epiphany Funds required by law to be filed by such date (if any), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s and Epiphany Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i)

All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(j)

The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)

The information to be furnished by the Acquiring Fund for use in no- action letters, applications for orders, registration statements, information statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)

From the effective date of the Registration Statement, through the Closing Date, any written information furnished by the Epiphany Funds with respect to the Acquiring Fund for use in the Information Statement, the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Ohio law, for the execution of this Agreement by Epiphany Funds, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Epiphany Funds (except as provided in paragraph 4.3), for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel.

(o)

The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1

OPERATION IN ORDINARY COURSE.  Subject to paragraph 8.5, the Acquiring Fund and Transferring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2

INVESTMENT REPRESENTATION.  The Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3

ADDITIONAL INFORMATION.  The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.4

FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Transferring Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5

STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Transferring Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Epiphany Funds and certified by Epiphany Funds’ Treasurer.

5.6

PREPARATION OF INFORMATION STATEMENT.

(a)

Epiphany Funds will prepare and cause to be filed with the Commission an information statement (the “Information Statement”), under the 1933 Act and 1940 Act, relating to the Transaction.

5.7

INDEMNIFICATION.

(a)

Epiphany Funds will assume and continue all liabilities and obligations with respect to the Transferring Fund relating to any obligation of Epiphany Funds to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Fund, to the fullest extent permitted by law and Epiphany Funds’ Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Epiphany Funds agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under Epiphany Funds’ Declaration of Trust as in effect as of the date of this Agreement with respect to the Transferring Fund shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Epiphany Funds, its successors or assigns.

(b)

The Acquiring Fund agrees to indemnify and hold harmless Epiphany Funds, the Transferring Fund and Epiphany Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Epiphany Funds or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)

The Transferring Fund agrees to indemnify and hold harmless Acquiring Trust, the Acquiring Fund and Epiphany Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Epiphany Funds or the Transferring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in the Acquiring Fund’s name by Epiphany Funds’ President and its Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2

Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Information Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1

All representations, covenants, and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Transferring Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by Epiphany Funds’ President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2

The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Epiphany Funds.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1

On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2

All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.3

The Registration Statement shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4

The Transferring Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Transferring Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.5

The parties shall have received a favorable tax opinion for Epiphany Funds addressed to the Acquiring Fund and Transferring Fund substantially to the effect that for federal income tax purposes with respect to the Transferring Fund:

(a)

The transfer of all of the Transferring Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund (followed by the distribution of Acquiring Fund Shares to the Transferring Fund Shareholders and the termination of the Transferring Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code (the “Reorganization”) and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c)

No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares (except to the extent that such assets consist of contracts described in Section 1256 of the Code) and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Transferring Fund Shareholders in exchange for such shareholders’ shares of the Transferring Fund.

(d)

No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for Acquiring Fund Shares in the Reorganization.

(e)

The aggregate tax basis for Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares to be received by the Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefore were held by such shareholder, provided the Transferring Fund shares are held as capital assets at the time of the Reorganization.

(f)

The tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Reorganization.  The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g)

The Acquiring Fund will succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the tax opinion counsel reasonably may request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1

Except as otherwise provided for herein, the expenses incurred in connection with this Reorganization will be paid by the respective Fund.  Epiphany shall remain liable for expenses in the event this Agreement is terminated pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1

Epiphany Funds, on behalf of the Acquiring Fund, and on behalf of the Transferring Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2

The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1

This Agreement may be terminated by Epiphany Funds.  In addition, Epiphany Funds may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)

a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice of such breach;

(b)

a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)

a determination by Epiphany Funds’ Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of either Fund, and to give notice to the other party hereto.

11.2

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Transferring Fund, the Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3

This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

13.4

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Epiphany Funds personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Epiphany Funds.  The execution and delivery of this Agreement have been authorized by the Trustees of Epiphany Funds on behalf of the Acquiring Fund and signed by authorized officers of Acquiring Trust, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Epiphany Funds’ Agreement and Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Epiphany MUTUAL FUNDS TRUST,

on behalf of the Acquiring Fund

By:

Name: Samuel J. Saladino, III

Title:  President

Epiphany MUTUAL FUNDS TRUST, on behalf of the Transferring Fund

By:

Name:  [_____________]

Title:  [_____________]

Epiphany FFV Fund

Class A Shares EPVAX

Class C Shares EPVCX

SUMMARY PROSPECTUS

April 20, 2012

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated March 1, 2012, as updated March 30, 2012 and April 20, 2012 and Statement of Additional Information, dated March 1, 2012, as updated March 21, 2012, March 30, 2012 and April 20, 2012 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Epiphany FFV Fund seeks long-term growth of capital.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Class A or Class C shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing with Epiphany" section on page 28 of the Fund's prospectus and in the "Sales Charges" section on page 15 of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None	1.00%
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund Operating Expenses

(expenses deducted from Fund assets):

	Class A	Class C
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	2.24%	2.07%
Total Annual Fund Operating Expenses	3.24%	3.82%
Fee Waiver and/or Expense Reimbursement (1)	(1.74)%	(1.57)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%	2.25%

1.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses, to 1.75% of the average daily net assets for Class A shares and 2.50% of the average daily net assets of Class C shares through February 28, 2013.  The Adviser has further agreed to reduce the waiver to 1.50% of the average daily net assets for Class A shares and 2.25% of the average daily net assets of Class C shares for the one year period March 1, 2012 through February 28, 2013. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Epiphany FFV Fund – Class A	$645	$1,293	$1,965	$3,750
Epiphany FFV Fund – Class C	$328	$1,022	$1,836	$3,954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund portfolio turnover rate was 84%.

Principal Investment Strategy

The Epiphany FFV Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser").  FFV refers to Faith and Family Values and represents the underlying theme of the social screening. The starting universe used to select equity securities is the largest 1000 stocks, based on market capitalization, listed on domestic U.S. securities markets.  While the Fund selects stocks from the 1000 largest companies, the Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).  The FFV Scorecard is then applied to the eligible securities.  Application of the FFV Scorecard is based on information known about the company by the Adviser or gleaned from third parties that compile and publish such data.  The screening criteria are reviewed from time to time by Trinity’s Advisory Board. The FFV Scorecard is based on the moral and social justice teachings of the Catholic Church.  According to the FFV Scorecard, companies will generally be excluded from the Fund that are known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses,  employee health or safety or environmental violations;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

From these eligible securities, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio.  The portfolio holdings are equally weighted and rebalanced quarterly.  The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the FFV Scorecard. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. Accordingly, the Fund may hold some securities that do not conform to the Adviser’s screening process.  The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests.  Otherwise, the Fund intends to remain fully invested.  In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment.  The underlying securities of these other equities will not be subject to the FFV Scorecard.

Principal Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Fund by showing the performance of its Class A shares over the last year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  The sales load and account fees are not reflected in the chart and that, if they were, returns would be less than those shown.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Class A Shares

During the period shown in the bar chart, the highest return for a quarter was 16.94% (quarter ended June 30, 2009) and the lowest return for a quarter was (16.20)% (quarter ended September 30, 2011).

Return for the quarter ending December 31, 2011 was 10.23%.

Return for Class C shares for the quarter ending December 31, 2009 was 27.06%, for the quarter ending December 31, 2010 was 12.38%, and for the quarter ending December 31, 2011 was 9.99%.

Updated performance information is available by calling 1-800-320-2185.

Average Annual Total Returns (for the period ended December 31, 2011)

Class A Shares	One Year	Since Inception (3/19/2008)
Epiphany FFV Return Before Taxes	(5.49)%	0.66%
Return After Taxes On Distributions	(5.74)%	0.40%
Return After Taxes On Distributions And Sale Of Fund Shares	(3.57)%	0.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	1.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for one class and after tax returns for other classes will vary.

The Investment Adviser

Trinity Fiduciary Partners LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Managers

Samuel J. Saladino and Duane Roberts are the Fund’s portfolio managers.  Samuel J. Saladino III is the CEO and Portfolio Manager of Trinity Fiduciary Partners.  Duane Roberts is a minority member of Trinity Fiduciary Partners and serves as co-portfolio manager in this capacity.  Mr. Roberts is also Senior Vice President, Director of Equities and Equity Portfolio Manager for Dana Investment Advisors, Inc.  Mr. Saladino has acted as the Fund’s portfolio manager since June, 2008.  Mr. Roberts has served as a portfolio manager to the Fund since February, 2010.

Purchase and Sale of Fund Shares

The minimum investment for Class N shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund’s distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Epiphany FFV Fund

Class N Shares EPVNX

SUMMARY PROSPECTUS

April 20, 2012

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus dated March 1, 2012 as updated March 30, 2012 and April 20, 2012 and Statement of Additional Information, dated March 1, 2012, as updated March 21, 2012, March 30, 2012 and April 20, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Epiphany FFV Fund seeks long-term growth of capital.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (paid directly from your investment):

Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%
Fee for Redemptions Paid by Wire Transfer	$10

Annual Fund Operating Expenses

(expenses deducted from Fund assets):

Class N
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	2.16%
Total Annual Fund Operating Expenses	3.16%
Fee Waiver and/or Expense Reimbursement (1)	(1.66)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%

1.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses, to 1.75% of the average daily net assets for Class N shares through February 28, 2013.  The Adviser has further agreed to reduce the waiver to 1.50% of the average daily net assets for Class N shares for the one year period March 1, 2012 through February 28, 2013. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Epiphany FFV Fund N Shares	$153	$819	$1,510	$3,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund portfolio turnover rate was 84%.

Principal Investment Strategy

The Epiphany FFV Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser").  FFV refers to Faith and Family Values and represents the underlying theme of the social screening. The starting universe used to select equity securities is the largest 1000 stocks, based on market capitalization, listed on domestic U.S. securities markets.  While the Fund selects stocks from the 1000 largest companies, the Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).  The FFV Scorecard is then applied to the eligible securities.  Application of the FFV Scorecard is based on information known about the company by the Adviser or gleaned from third parties that compile and publish such data.  The screening criteria are reviewed from time to time by Trinity’s Advisory Board. The FFV Scorecard is based on the moral and social justice teachings of the Catholic Church.  According to the FFV Scorecard, companies will generally be excluded from the Fund that are known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses,  employee health or safety or environmental violations;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

From these eligible securities, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio.  The portfolio holdings are equally weighted and rebalanced quarterly.  The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the FFV Scorecard. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. Accordingly, the Fund may hold some securities that do not conform to the Adviser’s screening process.  The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests.  Otherwise, the Fund intends to remain fully invested.  In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment.  The underlying securities of these other equities will not be subject to the FFV Scorecard.

Principal Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Fund by showing the performance of its Class A shares over the last year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  The sales load and account fees are not reflected in the chart and that, if they were, returns would be less than those shown.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended June 30, 2009) and the lowest return for a quarter was (22.41)% (quarter ended December 31, 2008).

Class N Shares

Return for the quarter ending December 31, 2011 was 10.18%.

Updated performance information is available by calling 1-800-320-2185.

Average Annual Total Returns (for the period ended December 31, 2011)

Class A Shares	One Year	Since Inception (1/8/2007)
Epiphany FFV Return Before Taxes	(0.52)%	(0.69)%
Return After Taxes On Distributions	(0.79)%	(1.04)%
Return After Taxes On Distributions And Sale Of Fund Shares	(0.34)%	(0.79)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.18)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for one class and after tax returns for other classes will vary.

The Investment Adviser

Trinity Fiduciary Partners LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Managers

Samuel J. Saladino and Duane Roberts are the Fund’s portfolio managers.  Samuel J. Saladino III is the CEO and Portfolio Manager of Trinity Fiduciary Partners.  Duane Roberts is a minority member of Trinity Fiduciary Partners and serves as co-portfolio manager in this capacity.  Mr. Roberts is also Senior Vice President, Director of Equities and Equity Portfolio Manager for Dana Investment Advisors, Inc.  Mr. Saladino has acted as the Fund’s portfolio manager since June, 2008.  Mr. Roberts has served as a portfolio manager to the Fund since February, 2010.

Purchase and Sale of Fund Shares

The minimum investment for Class N shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund’s distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.